FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 4, 1999

                     UNITED INVESTORS INCOME PROPERTIES II
             (Exact name of registrant as specified in its charter)

             Missouri                  0-19243               43-1542903
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS

The Registrant sold its 55% interest in the Covington Pike joint venture on October 4, 1999. The joint venture owned a mini-storage facility located in Memphis, Tennessee. The 55% interest was sold to Colby B. Sandlian, who owned the remaining 45% interest in the joint venture and is an unrelated party, for $1,000,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     10.11 Purchase and Sale Contract between Registrant and Colby B. Sandlian dated October 4, 1999.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         UNITED INVESTORS INCOME PROPERTIES II


                         By:       United Investors Real Estate, Inc.
                                   Its General Partner


                         By:       /s/ Patrick J. Foye
                                   Patrick J. Foye
                                   Executive Vice President


                         Date:     October 15, 1999